UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2014

Digerati Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-15687	74-2849995
(Commission File Number)	(IRS Employer Identification No.)

3463 Magic Drive, Suite 355 San Antonio, Texas	78229
(Addresses of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (210) 614-7240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

Digerati Technologies, Inc., a Nevada corporation (the "Company"), executed the following promissory notes payable to Flagship Oil and Gas Corp. (the "Flagship Notes") on the dates indicated:

Promissory Note dated October 31, 2014 in the original principal amount of $10,000.00 plus interest at the rate of 7.0% per annum due January 5, 2015;

Promissory Note dated November 7, 2014 in the original principal amount of $10,000.00 plus interest at the rate of 7.0% per annum due January 5, 2015;

Promissory Note dated November 14, 2014 in the original principal amount of $10,000.00 plus interest at the rate of 7.0% per annum due January 5, 2015; and

Promissory Note dated November 24, 2014 in the original principal amount of $10,000.00 plus interest at the rate of 7.0% per annum due January 5, 2015.

Additionally, the Company executed a stock purchase agreement (the "Stock Purchase Agreement") with Flagship Oil and Gas Corp. for the sale of 2,279,412 shares of the Company's common stock, $0.001 par value per share ("Common Stock"), and a warrant for the purchase of an additional 300,000 shares of Common Stock at $0.136 per share for five years. In consideration for the shares and the warrant, the Company received a promissory note (the "Stock Consideration Note") in the original principal amount of $310,000.00 plus interest at the rate of 7.0% per annum, payable in installments of $40,000.00 plus accrued interest on January 31, 2015; $60,000.00 plus accrued interest on February 13, 2015; and $210,000.00 plus accrued interest on March 6, 2015.

The foregoing descriptions of the Flagship Notes, the Stock Purchase Agreement and the Stock Consideration Note are qualified in their entirety by reference to the text of the Flagship Notes, the Stock Purchase Agreement and the Stock Consideration Note, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 and incorporated into this Item 1.01 by reference.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Flagship Notes in Item 1.01 of this Current Report on Form 8-K is incorporated into this item by reference.

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Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

On January 13, 2015, the Company issued 363,636 shares of Common Stock for payment of the principal of and accrued interest on the Flagship Notes.

On January 19, 2015, the Company issued 2,279,412 shares of Common Stock and a warrant for the purchase of 300,000 shares of Common Stock at $0.136 per share for five years to Flagship Oil and Gas Corp for issuance of the Stock Consideration Note.

The foregoing transactions were issued in a private placement directly to Flagship Oil and Gas Corp. and were exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Section 5 – Corporate Governance and Management

Item 5.01. Changes in Control of Registrant.

As a result of the issuance of shares of Common Stock to Flagship Oil and Gas Corp., as described in Item 3.02 of this Current Report on Form 8-K, Flagship Oil and Gas Corp. acquired control of the Company, which occurred on January 13, 2015 through the ownership of approximately 57.2% of the Company outstanding shares of Common Stock. The total consideration paid was approximately $350,000 consisting of forgiveness of existing indebtedness of $40,000.00 and the receipt of an unsecured promissory note in the original principal amount of $310,000.00.

The description of the Flagship Notes in Item 1.01 of this Current Report on Form 8-K is incorporated into this item by reference. The description of the transactions with Flagship Oil and Gas Corp. in Item 3.02 of this Current Report on Form 8-K is incorporated into this item by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2015, the Board of Directors of the Company adopted a form of award agreement under the Company's 2005 Stock Compensation Plan for stock grants to qualifying employees' 401K Retirement Accounts, including grants to the Company's named executive officers. The form of award agreement provides for a cost basis for each share of Common Stock of $0.24 per share.

The foregoing description of the form of award agreement under the Company's 2005 Stock Compensation Plan is qualified in its entirety by reference to the text of the form of award agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.7 and incorporated into this Item 5.02 by reference.

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Effective as of January 13, 2015, the Board of Directors of the Company adopted the Second Amended and Restated Bylaws. The Second Amended and Restated Bylaws made the following changes:

(a) The Board of Directors of the Company was divided into three classes, each serving for a period of three years and with one such class elected at each annual meeting;

(b) The following actions require the affirmative vote of 2/3 of the Board of Directors ("Fundamental Transactions"):

●        Issuance of voting securities,

●        Adoption of rights and preferences relating to shares of preferred stock,

●        Combinations or splits of outstanding shares of voting securities,

●        Declaration of dividend or other distributions to stockholders,

●        Repurchases or redemptions of outstanding securities,

●        Mergers, consolidations, conversions and exchanges,

●        Sale of substantially all of the Company's assets,

●        Liquidation, and

●        Domestication, reincorporation or conversion;

(c) Stockholders have no right to vote on any Fundamental Transaction unless it has been previously approved by the Board of Directors;

(d) Unless waived by the unanimous vote of the Board of Directors, stockholder proposals must be provided to the Company at least 90 days prior to any annual meeting of shareholders (based upon the date that the annual meeting was held in the previous year);

(e) The limitation on voting applicable to controlling interests, as set forth in Sections 78.378 through 78.3793 of the Nevada Revised Statutes, do not apply;

(f) Unless acquired in a transaction authorized or approved in advance by the Board of Directors of the Company, all shares constituting a controlling interest are entitled to one vote in the aggregate; and

(g) Designates Nevada or the federal district court for the District of Nevada as the exclusive jurisdiction for certain types of litigation in all cases to the fullest extent permitted by applicable law and subject to the court's having personal jurisdiction over the indispensable parties named as defendants.

The foregoing description of the Second Amended and Restated Bylaws is qualified in its entirety by reference to the text of the Second Amended and Restated Bylaws, which are attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated into this Item 5.03 by reference.

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Section 8 — Other Events

Item 8.01. Other Events.

On April 4, 2014, the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the "Bankruptcy Court"), confirmed the Plan Proponents Joint Chapter 11 Plan of Reorganization as modified on the record on April 4, 2014 and/or as modified by the Agreed Order (the "Plan"), in Case No. 13-33264 (the "Bankruptcy") filed by the Company. The Effective Date under the Plan was December 31, 2014, after which the Company may, subject to compliance with applicable laws:

(a) adopt and employ anti-takeover measures and

(b) issue equity securities, including common shares and preferred shares, and super voting securities.

A copy of the Notice of Occurrence of Plan Effective Date filed by the Company with the Bankruptcy Court on January 14, 2015 is included as an exhibit to this report.

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Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws, effective as of January 13, 2015.

10.1	Promissory Note dated October 31, 2014 in the original principal amount of $10,000.00 plus interest at the rate of 7.0% per annum due January 5, 2015.

10.2	Promissory Note dated November 7, 2014 in the original principal amount of $10,000.00 plus interest at the rate of 7.0% per annum due January 5, 2015.

10.3	Promissory Note dated November 14, 2014 in the original principal amount of $10,000.00 plus interest at the rate of 7.0% per annum due January 5, 2015.

10.4	Promissory Note dated November 24, 2014 in the original principal amount of $10,000.00 plus interest at the rate of 7.0% per annum due January 5, 2015.

10.5	Promissory Note dated January 19, 2015 in the original principal amount of $310,000.00 plus interest at the rate of 7.0% per annum, payable in installments.

10.6	Stock Purchase Agreement dated January 13, 2015, by and among Digerati Technologies, Inc. and Flagship Oil and Gas Corp.

10.7	Form of stock award agreement under the Company's 2005 Stock Compensation Plan for grants to qualifying employees' 401K Retirement Accounts.

99.1	Notice of Occurrence of Plan Effective Date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digerati Technologies, Inc.

By:	/s/ Arthur L. Smith
Name: Arthur L. Smith
Title: Chief Executive Officer

Dated: January 21, 2015

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Exhibit Index

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws, effective as of January 13, 2015.

10.1	Promissory Note dated October 31, 2014 in the original principal amount of $10,000.00 plus interest at the rate of 7.0% per annum due January 5, 2015.

10.2	Promissory Note dated November 7, 2014 in the original principal amount of $10,000.00 plus interest at the rate of 7.0% per annum due January 5, 2015.

10.3	Promissory Note dated November 14, 2014 in the original principal amount of $10,000.00 plus interest at the rate of 7.0% per annum due January 5, 2015.

10.4	Promissory Note dated November 24, 2014 in the original principal amount of $10,000.00 plus interest at the rate of 7.0% per annum due January 5, 2015.

10.5	Promissory Note dated January 19, 2015 in the original principal amount of $310,000.00 plus interest at the rate of 7.0% per annum, payable in installments.

10.6	Stock Purchase Agreement dated January 13, 2015, by and among Digerati Technologies, Inc. and Flagship Oil and Gas Corp.

10.7	Form of stock award agreement under the Company's 2005 Stock Compensation Plan for grants to qualifying employees' 401K Retirement Accounts.

99.1	Notice of Occurrence of Plan Effective Date.

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